UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2019

SECURITY FEDERAL CORPORATION
(Exact name of registrant as specified in its charter)

South Carolina	000-16120	57-0858504
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

238 Richland Avenue NW, Aiken, South Carolina		29801
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number (including area code): (803) 641-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
          CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
          CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry Into a Material Definitive Agreement.

On November 22, 2019, Security Federal Corporation, a South Carolina corporation (the “Company”) entered into two Subordinated Note Purchase Agreements (each, a “Purchase Agreement”) with certain institutional accredited investors and qualified institutional buyers (the “Purchasers”) pursuant to which the Company sold and issued $17.5  million in aggregate principal amount of 5.25% fixed-to-floating rate subordinated notes due 2029 (the “10-Year Notes”) and $12.5 million in aggregate principal amount of 5.25% fixed-to-floating rate subordinated notes due 2034 (the “15-Year Notes”, and together with the 10-Year Notes, the “Notes”).

The Purchase Agreements contain certain customary representations, warranties and covenants made by the Company, on the one hand, and the Purchasers, severally and not jointly, on the other hand. The Notes were offered and sold by the Company to eligible purchasers in a private offering in reliance on the exemption from the registration requirements of Section 4(a)(2) of the Securities Act of 1933, as amended, and the provisions of Rule 506 of Regulation D thereunder (the “Offering”).

The 10-Year Notes have a stated maturity of November 22, 2029, and bear interest at a fixed rate of 5.25% per year, from and including November 22, 2019 but excluding November 22, 2024, computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears on June 1 and December  1 of each year commencing June 1, 2020. From and including November 22, 2024 to but excluding the maturity date or early redemption date, the interest rate shall reset semi-annually to an interest rate equal to the then-current three-month LIBOR rate plus 369 basis points, computed on the basis of a 360-day year and the actual number of days elapsed, payable semi-annually in arrears on June 1 and December 1.

The 15-Year Notes have a stated maturity of November 22, 2034, and bear interest at a fixed rate of 5.25% per year, from and including November 22, 2019 but excluding November 22, 2029, computed on the basis of a 360-day year consisting of twelve 30-day months, payable semi-annually in arrears on June 1 and December 1 of each year commencing June 1, 2020. From and including November 22, 2029 to but excluding the maturity date or early redemption date, the interest rate for the 15-Year Notes shall reset semi-annually to an interest rate equal to the then-current three-month LIBOR rate plus 357 basis points, computed on the basis of a 360-day year and the actual number of days elapsed, payable semi-annually in arrears on June 1 and December 1.

The Notes are not convertible into or exchangeable for any other securities or assets of the Company or any of its subsidiaries. The Notes are not subject to redemption at the option of the holder. Prior to November 22, 2024, with respect to the 10-Year Notes, and November 22, 2029, with respect to the 15-Year Notes, the Company may redeem the Notes, in whole at any time, or in part from time to time, only under certain limited circumstances set forth in the Notes. On or after November 22, 2024, with respect to the 10-Year Notes, and November 22, 2029, with respect to the 15-Year Notes, the Company may redeem the Notes at its option, in whole at any time, or in part from time to time, or in part on any interest payment date. Any redemption by the Company would be at a redemption price equal to 100% of the outstanding principal amount of the Notes being redeemed, together with any accrued and unpaid interest on the Notes being redeemed to but excluding the date of redemption.

Principal and interest on the Notes are subject to acceleration only in limited circumstances. The Notes are unsecured, subordinated obligations of the Company and rank junior in right to payment to the Company’s current and future senior indebtedness, and each Note is pari passu in right to payment with respect to the other Notes.

The Company intends to use the net proceeds from the sale of the Notes for general corporate purposes, which may include increasing bank level capital ratios to support future growth.

The descriptions herein of the Notes and the Purchase Agreements are summaries and are qualified in their entirety by reference to the forms of Notes and Purchase Agreements attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2, 10.1 and 10.2, respectively, which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information provided in item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation of the Company.

Item 7.01	Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Report is the form of investor presentation used by the Company in presentations regarding the sale of the Notes.

On November 22, 2019 the Company issued a press release (the “Press Release”) announcing the completion of the Offering. A copy of the Press Release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibits 99.1 and 99.2 and the information set forth therein, is deemed to have been furnished and shall not be deemed “filed” under the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Form of Global Subordinated Note for the 5.25% Fixed-to-Floating Rate Subordinated Note Due 2029

4.2	Form of Global Subordinated Note for the 5.25% Fixed-to-Floating Rate Subordinated Note Due 2034

10.1	Subordinated Note Purchase Agreement, dated as of November 22, 2019 by and among Security Federal Corporation and the several purchasers identified therein with respect to the 10-Year Notes

10.2	Subordinated Note Purchase Agreement, dated as of November 22, 2019 by and among Security Federal Corporation Inc. and the several purchasers identified therein with respect to the 15-Year Notes

99.1	Investor Presentation

99.2	Press Release of The Security Federal Corporation, dated November 22, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SECURITY FEDERAL CORPORATION

Date: November 22, 2019	By:	/s/ Jessica T. Cummins
Jessica T. Cummins
Chief Financial Officer